                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated February 16, 2001 included in this Form 10-K into Atrion Corporation's previously filed Registration Statement (File No. 33-40639).


/s/ Arthur Andersen LLP

Atlanta, Georgia
March 27, 2001